Summary Prospectus
Gerstein Fisher Multi-Factor International Growth Equity Fund
Trading Symbol: GFIGX
March 28, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www. gersteinfisherfunds.com/downloads.html.  You may also obtain this information at no cost by calling 800-473-1155 or by sending an email to Info@gersteinfisher.com.  The Fund’s prospectus and statement of additional information, both dated March 28, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Gerstein Fisher Multi-Factor® International Growth Equity Fund (the “International Growth Equity Fund” or the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days from the date of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Other Expenses	0.41%
Total Annual Fund Operating Expenses(1)	1.26%
(1)
Please note that the Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets After Waiver, Expense Reimbursement and Recoupments found within the “Financial Highlights” section of this prospectus, which includes recoupment of previously waived or reimbursed expenses under the Fund’s operating expense limitation agreement during the prior fiscal year.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$400	$692	$1,523

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year the Fund’s portfolio turnover rate was 66.56% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities.  The Fund seeks to invest primarily in common stocks of international companies of any size, including foreign securities and securities of U.S. companies.  The Fund may invest in foreign securities which may include securities of companies in emerging markets or less developed countries.  Equity securities that the Fund may invest in include common stocks, preferred stocks, exchange-traded funds (“ETFs”) that invest in equities, individual stock options and options on stock indices.  The Fund’s investments in common stocks of international companies may include depositary receipts, such as American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”).  The Fund typically invests in securities of issuers from at least three or more non-U.S. countries, with at least 40% of the Fund’s net assets invested in foreign securities.  Foreign securities are determined to be “foreign” on the basis of an issuer’s domicile or location of headquarters (as determined by the Adviser).

The Adviser uses a “structured” quantitative style of management and constructs the Fund’s portfolio using a multi-factor optimization model that examines possible combinations of stocks with the goal of finding an optimal combination which maximizes expected return potential while managing exposure to risk.  “Structured” management means the Adviser’s models seek to facilitate highly customized risk/return objectives.  The Adviser’s model includes analysis of fundamental factors, statistical factors and macroeconomic factors, including, but not limited to size, value, momentum, profitability, external financing and liquidity.  The Adviser seeks to maximize returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights.  The Adviser’s investment model evaluates many different security combinations and weightings in an effort to construct the most efficient risk/return portfolio given the Fund’s benchmark.  Transaction costs are considered at every step of the process, from the weighting of investment themes to portfolio optimization, to trading.  The Adviser seeks to trade with maximum efficiency using integrated trading systems and transaction cost-management techniques.

The Fund will purchase securities that the Adviser identifies as having the potential for long-term capital appreciation.  The Fund may sell securities at any time when, in the Adviser’s judgment, circumstances warrant their sale.  While this sell strategy may cause the Fund to have an annual portfolio turnover rate in excess of 100%, it also means the Adviser will sell investments when it believes there are better investment alternatives.  In light of this expected high level of portfolio turnover, the Adviser believes that effective management of transaction costs is essential.  The Adviser seeks to balance maintaining the desired exposure to positive “momentum” and all other factors with higher transaction costs.

A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.  The Fund may also invest up to 20% of its net assets in other ETFs and derivative instruments, such as financial futures contracts, options and currency-related transactions involving futures contracts and forward contracts for various portfolio management purposes, including, but not limited to, reducing transaction costs, increasing overall liquidity of the Fund, gaining exposure to outside markets not ordinarily available, and to mitigate risks.  In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.  The Fund may be appropriate for investors who want to add an investment with potential for capital appreciation to diversify their investment portfolio.  The Fund is not appropriate for investors concerned primarily with principal stability or those pursuing a short-term goal.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•	Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•	General Market Risk. The value of the Fund’s shares will decrease based on the performance of the Fund’s investments and other factors affecting the securities markets generally.

•
Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•
Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Mid-, Small- and Micro-Cap Company Risk. The securities of mid-cap, small-cap and micro-cap companies may be more volatile and less liquid than the securities of large-cap companies.
•
Foreign Securities, Foreign Currency and Emerging Markets Risk.  Foreign securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.  In addition, the Fund may invest in emerging markets which may be more volatile than the markets of developed countries.

•
Exchange-Traded Fund Risk.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs, unlike open-end investment companies.

•	Options Risk. Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.
•
High Portfolio Turnover Rate Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate.  This may mean that you would be likely to have a higher tax liability.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

•	Value Stock Risk. Value stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.
•	Growth Stock Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.
•
Derivatives Risk.  Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

•	Momentum Risk. Securities with “momentum” that have recently had above-average returns may be more volatile than other stocks.
•
Tax Risk.  Certain of the Fund’s investment strategies, including transactions in options and futures contracts, may be subject to special tax rules, the effect of which may have adverse tax consequences for the Fund and shareholders.

Performance
The performance information demonstrates the risks of investing in the International Growth Equity Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.gersteinfisherfunds.com or by calling the Fund toll-free at 800-473-1155.

Calendar Year Returns as of December 31

The calendar year-to-date return for the Fund as of December 31, 2013 was 31.34%.  During the period shown in the bar chart, the best performance for a quarter was 13.07% (for the quarter ended September 30, 2013).  The worst performance was 0.95% (for the quarter ended June 30, 2013).

Average Annual Total Returns
Periods Ended December 31, 2013
	One Year	Since Inception (1/27/12)
International Growth Equity Fund
Return Before Taxes	31.34%	21.60%
Return After Taxes on Distributions	30.96%	21.35%
Return After Taxes on Distributions and Sale of Fund Shares	18.36%	16.99%
MSCI EAFE Growth Index	22.55%	16.85%
(reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Gerstein, Fisher & Associates, Inc. is the Fund’s investment adviser.

Portfolio Manager
Gregg S. Fisher, CFA, CFP, Founder and Chief Investment Officer of the Adviser since 1993, is the Portfolio Manager for the Fund and has managed the Fund since its inception.

Purchase and Sale of Fund Shares
Fund shares are to be purchased and redeemed primarily through financial intermediaries.  Investors who wish to purchase or redeem Fund shares should contact the Adviser toll-free at 800-473-1155.  The minimum initial amount of investment in a Fund is $2,500.  Subsequent investments in a Fund for all types of accounts may be made with a minimum investment of $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.